GREATER COMMUNITY BANCORP
                               55 Union Boulevard
                            Totowa, New Jersey 07512

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

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TIME................................        4:00 p.m. on Tuesday, April 15, 2003

PLACE...............................        55  Union  Boulevard   Totowa,   New
                                            Jersey 07512

ITEMS OF BUSINESS...................        1. To elect  members of the Board of
                                               Directors, whose  terms  are  de-
                                               scribed in the Proxy Statement.

                                            2. To transact  such other  business
                                               as may properly come  before  the
                                               Meeting and any adjournment there
                                               -of.

                                            Holders  of Common  Shares of record
RECORD DATE.........................        at the close of business on March 3,
                                            2003  are  entitled  to  vote at the
                                            Meeting.

                                            The  Company's  2002 Annual  Report,
ANNUAL REPORT.......................        which  is  not a part  of the  proxy
                                            soliciting material, is enclosed.



PROXY VOTING........................        It is important  that your Shares be
                                            represented and voted at the Meeting
                                            You can vote your Shares by marking,
                                            signing,  dating and  returning  the
                                            enclosed    proxy    card   in   the
                                            postage-paid  envelope furnished for
                                            that purpose. The Company's Board of
                                            Directors   solicits   the  enclosed
                                            proxy and requests that you promptly
                                            complete  and mail the proxy card so
                                            that a  quorum  will be  established
                                            for  the  Meeting   without  further
                                            expense  to the  Company.  Any proxy
                                            may  be   revoked   in  the   manner
                                            described in the accompanying  Proxy
                                            Statement  at any time  prior to its
                                            exercise     at     the     Meeting.
                                            Stockholders  are cordially  invited
                                            to attend the Meeting in person.  If
                                            you attend the  Annual  Meeting  and
                                            vote in person,  the enclosed  Proxy
                                            Card will not be used.



                                            By order of the Board of Directors,

                                            /s/ Jeannette Chardavoyne
Totowa, New Jersey                          ------------------------------------
March 14, 2003                              Jeannette Chardavoyne, Secretary

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                                TABLE OF CONTENTS

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                                                                          Page

PROXY STATEMENT ........................................................... 1
     Purpose of the Annual Meeting......................................... 1
     Proxies............................................................... 1
     Stockholders Entitled to Vote......................................... 2
     Required Vote ........................................................ 2
     Principal Stockholders................................................ 2
     Multiple Copies of Annual Report ..................................... 2
     Cost of Proxy Solicitation............................................ 3
     Stockholder Account Maintenance ...................................... 3

GOVERNANCE OF THE COMPANY.................................................. 3
     Committees of the Board of Directors.................................. 3
     Report of the Audit Committee ........................................ 4
     Audit and Non-Audit Fees ............................................. 5
     Compensation of Directors ............................................ 6
     Certain Relationships and Related Transactions ....................... 8
     Share Ownership of Management and Directors .......................... 9
     Section 16(a) Beneficial Ownership Reporting Compliance ............. 10
     Relationship with Independent Public Accountants .................... 11
     Stockholder Proposals ............................................... 11

ELECTION OF DIRECTORS .................................................... 11
     Nominees for Terms Expiring in 2006 ................................. 12
     Directors Whose Terms Will Expire in 2004 ........................... 12
     Directors Whose Terms Will Expire in 2005 ........................... 13
     Executive Officers .................................................. 13

EXECUTIVE COMPENSATION AND OTHER BENEFITS..................................14
     Summary Compensation Table .......................................... 14
     Executive Committee Report on Executive Compensation ................ 15
     Performance Graph ................................................... 17
     Aggregated Option Exercises and Year-end Option Values................18
     Supplemental Executive Retirement Plans.............................. 18
     Certain Agreements .................................................. 19

                            GREATER COMMUNITY BANCORP
                               55 Union Boulevard
                            Totowa, New Jersey 07512
                                  973-942-1111

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             PROXY STATEMENT FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

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     These proxy materials are furnished in connection with the  solicitation by the Board of Directors of Greater Community Bancorp (the "Company"), a New Jersey corporation, of proxies to be voted at the Company's 2003 Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting"), including any adjourned meeting.

     You are cordially invited to attend the Meeting on Tuesday, April 15, 2003 beginning at 4:00 p.m. E.S.T. The Meeting will be held at the Company's headquarters at 55 Union Boulevard, Totowa, New Jersey 07512.

     The Company's 2002 fiscal year began on January 1, 2002 and ended on December 31, 2002. All references in this Proxy Statement to the year 2002 or fiscal 2002 refer to that twelve-month period.

     This  Proxy   Statement  and   accompanying   forms  of  proxy  and  voting
instructions are first being mailed on or about March 14, 2003 to stockholders of record on March 3, 2003 (the "Record Date").

Purpose of the Annual Meeting

     The election of directors is the only matter that will be presented at the Annual Meeting to be considered and voted upon (see "ELECTION OF DIRECTORS" below). At the date this Proxy Statement went to press, the Company did not anticipate that any other matter would be raised at the Meeting.

Proxies

     Because many stockholders cannot attend the Meeting in person, it is necessary that a large number be represented by proxy. The proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. If no instructions are indicated on a properly executed proxy, the Shares represented by that proxy will be voted as recommended by the Board of Directors. The proxy confers discretionary authority on the persons named in the proxy to vote with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Meeting, the persons acting as proxies will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.

     You may revoke your proxy at any time before it is exercised by writing to the Corporate Secretary, by timely delivery of a properly executed, later-dated proxy, or by voting by ballot at the Meeting. Unless so revoked, the Shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Your mere presence at the Meeting will not revoke your proxy.

Stockholders Entitled to Vote

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $0.50 par value per share ("Common Stock"). Holders of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Meeting or adjournments thereof. On December 31, 2002, 7,021,102 shares of Common Stock ("Shares") were outstanding. Only stockholders of record may vote Shares. If you own Shares through a bank, broker or other holder of record ("nominee"), your nominee should provide you with voting instructions. Please sign and return those instructions promptly to assure that your Shares will be represented at the Meeting. In accordance with New Jersey law, a list of stockholders entitled to vote at the Meeting will be available at the Meeting and will be subject to inspection by any stockholder for reasonable periods during the Meeting.

Required Vote

     The presence, in person or by proxy, of the holders of a majority of the Shares entitled to vote generally for the election of directors is necessary to constitute a quorum at the Meeting. Each Share is entitled to one vote on each matter to come before the Meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     A plurality of the votes duly cast is required for the election of directors (the nominees receiving the greatest number of votes will be elected). Votes withheld and broker "non-votes" are not counted for purposes of electing directors.

     The affirmative vote of the holders of a majority of the Shares present in person or represented by proxy and entitled to vote at the Meeting is required to approve any other matters to be acted upon at the Meeting. An abstention is counted as a vote against any such other matters, but a broker "non-vote" is not so counted.

Principal Stockholders

     The Company knows of no individual or group that beneficially owned more than 5% of the Common Stock on the Record Date other than John L. Soldoveri, Chairman Emeritus of the Company. Details of his beneficial stock ownership and that of other directors and executive officers of the Company, as of December 31, 2002 are set forth below under "Share Ownership of Management and Directors".

Multiple Copies of Annual Report

     The Company's 2002 Annual Report to Stockholders, including financial statements, has been mailed to stockholders with these proxy materials. If more than one copy of the Annual Report was sent to your address and you wish to reduce the number of reports you receive and save the Company the cost of producing and mailing these reports, we will discontinue the mailing of reports on the accounts you select. At least one account at your address must continue to receive the Annual Report. Mailing of dividends, dividend reinvestment plan statements, proxy materials and special notices will not be affected by your election to discontinue multiple mailings of the Annual Report. To discontinue or resume the mailing of an Annual Report to an account, write to the Corporate Secretary c/o Greater Community Bancorp at P.O. Box 269, 55 Union Boulevard, Totowa, NJ 07511-0269, or call Jeannette Chardavoyne at 973-942-1111, ext. 1033.

     If you own your shares through a nominee and receive more than one of the Company's Annual Reports, contact the nominee to eliminate duplicate mailings.

Cost of Proxy Solicitation

     The Company will bear the costs of soliciting proxies. Proxies may be solicited on the Company's behalf by its directors, officers or employees, without compensation other than their regular compensation, in person or by telephone, facsimile or other electronic means. In accordance with SEC regulations, the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of Common Stock.

Stockholder Account Maintenance

     The Company's transfer agent is Registrar & Transfer Company. All communications concerning accounts of stockholders of record, including address changes, name changes, inquiries as to requirements to transfer shares and similar issues can be handled by writing to Registrar & Transfer Company, Attn:
Investor Relations, 10 Commerce Drive, Cranford, NJ 07016-3572.

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                            GOVERNANCE OF THE COMPANY

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     Under the New Jersey Business Corporation Act and the Company's Bylaws, the
Company's business, property and affairs are managed under the direction of the Board of Directors. Members of the Board are kept informed about the Company's business through discussions with the chairman and officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

     The Board has regular monthly meetings and may also have special meetings. During 2002 the full Board held 12 meetings and committees of the Board held 49 meetings. No director attended fewer than 75% of the total number of meetings held during fiscal 2002 of the full Board and committees on which he served.

Committees of the Board of Directors

     During 2002 the Board of Directors had five ongoing committees: the Executive Committee, the Management Coordinating Committee, the Audit Committee, the Insurance Committee and the Stock Option Committee.

     The Executive Committee is comprised of the Chairman, the President and three additional members proposed by the Chairman and appointed by the Board. The Executive Committee may exercise the powers of the full Board in the management of the Company's business and affairs, except for major actions such as Bylaw amendments, unless otherwise provided by a resolution of a majority of the whole Board. The Executive Committee met 12 times in 2002.

     The Management Coordinating Committee is comprised of the Chairman, the President and such additional members as are recommended by the Chairman and approved by the Board. This Committee's duties are to coordinate the management and operations of the Company's subsidiaries and to recommend, to the full Board and the Executive Committee, policies relating to the operation of the subsidiaries, with a view to providing uniformity where appropriate. This Committee met 30 times in 2002.

     The Audit Committee is presently comprised of four members of the Board of Directors, including at least one member who is also a director of each of the Company's three subsidiary banks. It operates under a written charter adopted and approved by the Board. The Audit Committee's functions and activities during 2002 are described below under the heading "Report of the Audit Committee". The Audit Committee met five times in 2002.

     The Insurance Committee reviews the Company's insurance needs and approves insurance policies issued to the Company. This committee met once in 2002.

     The Stock Option Committee grants options under, and otherwise administers, the 2001 Employee Stock Option Plan and the 2001 Stock Option Plan for Nonemployee Directors. This Committee also makes recommendations to the Board concerning matters relating to other stock options that may be granted by the Company. Such Committee met once during 2002.

     The Company's directors served as directors of various bank subsidiaries. In that capacity the Board members also served on various committees of the Boards of Directors of the bank subsidiaries and through these committees coordinated the functions of the Company and the banks.

Report of the Audit Committee

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

     The Audit Committee's audit functions focus on three areas:

o the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements and other financial information provided by the Company to the public or any governmental body.

o the independence and performance of the Company's internal auditors and independent auditors.

o    the Company's compliance with legal and regulatory requirements.

     We meet with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. We discuss these matters with the Company's independent accountants and with appropriate Company financial personnel and internal auditors. We regularly meet privately with both the independent accountants and the internal auditors, each of whom has unrestricted access to the Committee. We also recommend to the Board the appointment of the external independent accountants and review periodically their performance and independence from management. In addition, the Committee reviews the Company's financing plans and reports its recommendations to the full Board for approval and to authorize action.

     The current members of the Committee are "independent" for purposes of the Nasdaq National Market listing standards. The Board of Directors has determined that none of us has a relationship to the Company that may interfere with our independence from the Company and its management.

     Management  has  primary   responsibility   for  the  Company's   financial
statements and the overall reporting process, including the Company's system of internal controls.

     The Company's independent accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the Company's financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States of America ("USGAAP"), and discuss with us any issues they believe should be raised with us.

     We have reviewed and discussed the Company's audited financial statements for the year ended December 31, 2002 with management. Management has represented to us that the financial statements were prepared in accordance with USGAAP.

     We have discussed with the Company's external independent auditors, Grant Thornton LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380) as amended by SAS 90. These items relate to communications of independent auditors with audit committees.

     We have also received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. We have discussed with Grant Thornton LLP its independence from the Company.

     Based on the reviews and discussions with management and the independent auditors described above, we recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal 2002 for filing with the Securities and Exchange Commission.


           Charles J. Volpe, Chairman              Alfred R. Urbano

           M.A. Bramante                           David Waldman

Audit and Non-Audit Fees

     Audit Fees: The Company was billed $89,145 for professional services rendered for the audit of the Company's annual financial statements for fiscal 2002 and for the quarterly reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the SEC during 2002.


     Financial Information Systems Design Implementation Fees: The Company was billed $-0- for professional services described in paragraph (c)(4)(ii) of Rule

2-01 of the SEC's Regulation S-X (in general, information technology services rendered by the Company's principal accountant) rendered in 2002.

     All Other Fees: The Company was billed $77,088 for all other services rendered by the Company's principal accountant during fiscal 2002.

     All Other Matters: The Audit Committee has considered whether the provision of information technology services and other nonaudit services is compatible with maintaining the principal accountant's independence.

Compensation of Directors

     The Company compensates its nonemployee directors through a combination of cash fees, periodic grants of stock options and a non-qualified retirement plan (see "Directors' Retirement Plan" below). Nonemployee directors may elect to defer payment of their cash fees pursuant to a deferral (see "Directors' Deferred Compensation Plan" below). Nonemployee directors are also compensated for attending meetings of the respective Boards of the subsidiary banks of which they are directors and committees of the bank boards.

     In 2002 the Company's nonemployee directors were paid for services rendered in that capacity at the rate of $600 per full board meeting attended, $300 for each Executive Committee meeting attended and $200 for all other committee meetings attended. In addition, each nonemployee director was paid a stipend of $4,000 at the beginning of 2002. The Company paid a total of $106,700 to its nonemployee directors for 2002 in those capacities. Fees and stipends for 2003 will remain the same. As Chairman in 2003, Anthony M. Bruno, Jr., will receive a stipend of $65,000 paid by the three banks.

     In 2002 Greater Community Bank's nonemployee directors were paid $600 for each meeting of the Bank Board attended, $300 for each Loan Committee meeting attended and $200 for all other committee meetings attended, as well as an annual stipend of $2,000. M.A. Bramante, as Audit Committee Chairman received an additional stipend of $200 per month until he stepped down in April 2002. Greater Community Bank paid a total of $179,700 in directors fees during 2002 to all nonemployee directors of Greater Community Bank for acting in those capacities, of which $85,700 was paid to those Bank directors who are also nonemployee directors of the Company. Fees and stipends for 2003 will remain the same.

     In 2002 Bergen Commercial Bank's nonemployee directors were paid $600 for each Board meeting attended, $300 for each Loan Committee meeting attended and $200 for all other committee meetings attended, as well as an annual stipend of $2,000. As Chairman, Anthony M. Bruno, Jr., received an additional stipend of $1,250 per month. Bergen Commercial paid a total of $115,700 in directors fees in 2002 to all of its nonemployee directors for acting in those capacities, of which $60,200 was paid to those Bank directors who are also nonemployee directors of the Company. Fees and stipends for 2003 will remain the same.

     In 2002 Rock Community Bank's nonemployee directors were paid $200 for each Board meeting attended and each Audit Committee meeting attended. The bank paid a total of $21,800 in directors fees in 2002, of which $2,800 was paid to the Bank director who is also a nonemployee director of the Company. Fees for 2003 will remain the same for Board meetings, and $100 will be paid to each director who attends a Loan & Investment Committee meeting.

Directors' Retirement Plan

     In 1999 the Company established a noncontributory nonqualified retirement plan for nonemployee directors of the Company, Greater Community Bank and Bergen Commercial Bank ("Directors' Retirement Plan"). The Directors' Retirement Plan is designed to provide a benefit to those nonemployee directors who, at retirement age, will have a minimum of 15 years of service on their respective Board(s) of which at least five years occur after establishment of the Directors' Retirement Plan. Each participant's retirement benefit is 75% of his projected annual board fees earned in the year prior to his normal retirement date (the later of age 65 or five years of plan participation), using actual
1997 fees earned plus assumed increases in such fees based upon annual compounding at the rate of 5%, subject to a maximum amount specified in each participating director's Joinder Agreement. In the event of the director's disability prior to attaining his benefit eligibility date, the director may request that the Board permit him to receive an immediate disability benefit equal to the annualized value of the director's accrued benefit and payable monthly over a 10-year period. In the event of a director's death prior to attainment of his benefit eligibility date, the director's beneficiary is entitled to a monthly survivor benefit payable for a 10-year period. If the director's services are terminated following a "change-in-control", the director is entitled to receive full retirement benefit, commencing 30 days after termination.

     All nonemployee directors of the Company except for Mr. Waldman are participants in the Directors' Retirement Plan. If the participating directors continue to serve as directors and retire at their benefit eligibility dates (the later of 65 or five years of plan participation), the estimated annual pensions payable to them under the plan would be as follows: Dr. Bramante, $12,421; Mr. Bruno, $67,858; Mr. Ferguson, $11,693; Mr. Lobosco, $13,150; Mr.
Volpe, $23,099; and Mr. Urbano, $15,085. These amounts are payable in monthly installments over a period of ten years. Other actuarially equivalent forms of payment are optionally permitted.

Directors' Deferred Compensation Plan

     Effective January 1, 1999 the Company also established a deferred compensation plan for nonemployee directors of the Company, Greater Community Bank and Bergen Commercial Bank ("Deferred Compensation Plan"). A participating director may defer payment of a specified amount up to 100% of his monthly board fees and/or stipend (as a director of both the Company and a subsidiary bank) using board fees actually earned during 1997. Amounts deferred earn interest at the rate of 10% per annum. At retirement, the benefit under the Deferred Compensation Plan is payable in the form of a monthly annuity for 10 years. In the event of the director's disability prior to attainment of his benefit eligibility date, the director may request that the Board permit him to receive an immediate disability benefit equal to the annuitized value of the director's deferral account and payable monthly over a 10-year period. In the event of a director's death prior to attainment of his benefit eligibility date, the director's beneficiary is entitled to a monthly survivor benefit payable for a 10-year period. The Deferred Compensation Plan also provides a $10,000 death benefit payable to the director's beneficiary. All nonemployee directors of the Company except for Mr. Waldman are participating in the Deferred Compensation Plan.

     At the 2001 Annual Meeting, the stockholders approved two new Stock Option Plans, the 2001 Employee Stock Option Plan and the 2001 Stock Option Plan For Nonemployee Directors. Under the latter Plan, during 2001 16,000 stock options were granted to nonemployee directors of the Company. (Such number of options has not been adjusted for stock dividends paid during 2001 and 2002.)

     The following table summarizes cash compensation earned in 2002 by the Company's directors other than Anthony J. Bruno, Jr., George E. Irwin and C. Mark Campbell. (Information regarding those three executive officers is presented in the tables below regarding executive compensation--see "Executive Compensation and Other Benefits" and "Aggregated Option Exercises and Year-End Option Values".) Meeting fees primarily include fees for attending meetings of the Company, its bank subsidiaries and their committees. The table also presents information about options held at the end of 2002.



                                                DIRECTOR COMPENSATION FOR 2002

                                   Cash                Number of Shares           Dollar Value of Unexercised
                               Compensation         Underlying Unexercised          in-the-Money Options at
                                  Earned          Options at Fiscal Year End          Fiscal Year End(1)
                                  ------          --------------------------          ------------------
                                 Meeting               Exercisable (E)/                Exercisable (E)/
             Name            Fees & Other ($)          Unexercisable (U)               Unexercisable (U)
       ----------------     ----------------          -----------------               -----------------

                                                             6,796  (E)                     $67,337  (E)
      M.A. Bramante               $22,100                    3,881  (U)                      33,403  (U)

                                                             6,088  (E)                     $60,168  (E)
      William T. Ferguson         $20,600                    3,884  (U)                      33,434  (U)

                                                             6,090  (E)                     $60,188  (E)
      Joseph A. Lobosco           $32,900                    3,881  (U)                      33,403  (U)

                                                             3,623  (E)                     $35,210  (E)
      John L. Soldoveri           $13,700                    3,886  (U)                      33,454  (U)

      Robert C. Soldoveri         $29,700                        -                                -

                                                             7,148  (E)                     $70,901  (E)
      Alfred R. Urbano            $24,700                    3,881  (U)                      33,403  (U)

                                                             7,148  (E)                     $70,901  (E)
      Charles J. Volpe            $37,400                    3,881  (U)                      33,403  (U)

                                                                -0- (E)                  $       -0- (E)
      David Waldman               $14,000                    1,764  (U)                      11,969  (U)



(1) All unexercised options were "in-the-money" at the end of 2002. Year-end values have been calculated as the difference between (a) $15.855, the value of Shares subject to such options using the mean between the closing bid and asked prices per share of the Common Stock on December 31, 2002, as quoted by the NASDAQ National Market, and (b) the aggregate price payable on exercise of options.

     David Waldman is the only director who exercised stock options during fiscal 2002. Mr. Waldman acquired 420 shares when he exercised options on February 13, 2002. Mr. Waldman thereby realized a value of $1,546, based on the difference between the closing price of the Company's stock, as quoted by the NASDAQ National Market on the date of exercise and the exercise price of $9.52 per share.

Certain Relationships and Related Transactions

     The building in which the Company's offices and Greater Community Bank's main branch are situated is owned by Anjo Realty, LLC, a limited liability company in which Anthony M. Bruno, Jr., the Company's Chairman, has a 14%
interest, and the Company's Chairman Emeritus, John L. Soldoveri, has a 51% interest. The rent paid in 2002 was $255,321.

     The Company provides a liability insurance policy for the officers and directors of the Company and its bank subsidiaries. Coverage is provided by a policy issued by a major insurance company in the aggregate amount of $10,000,000, with a standard deductible amount per claim. The policy also insures the Company against amounts paid by it to indemnify directors and officers. The 2002 premium for the policy was $39,153.

     Directors and officers of the Company and their associates were customers of and had transactions with the subsidiary banks during 2002 and it is expected that they will continue to have such transactions in the future. All deposit accounts, loans and commitments comprising such transactions were made in the respective banks' ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management, did not involve more than normal risks of collectibility or present other unfavorable features. At December 31, 2002, the total amount of loans outstanding from the Company's bank subsidiaries to the executive officers and directors of the Company and their affiliates was $14,828,126 which represented 28.8% of the Company's consolidated stockholders' equity on that date. At that date, the bank subsidiaries in the aggregate also had commitments to extend credit under revolving lines of credit, totaling $406,103 at various rates, to the Company's directors, executive officers and their affiliates.

Share Ownership of Management and Directors

     The following table provides information about the beneficial ownership of Common Stock on December 31, 2002 by each director, chairman emeritus and executive officer of the Company and by all such persons as a group. All such persons have an address c/o the Company at P.O. Box 269, 55 Union Boulevard, Totowa, New Jersey 07511-0269. All of a named person's shares are deemed to be subject to that person's sole voting power and sole investment power unless otherwise indicated.



                   Name of                           Amount and Nature of
               Beneficial Owner                      Beneficial Ownership*      Percent of Class*
--------------------------------------------------------------------------------------------------
      M.A. Bramante                                        188,233  (a)                 2.68%
      Anthony M. Bruno, Jr.                                186,509  (b)                 2.61%
      C. Mark Campbell                                     209,031  (c)                 2.93%
      William T. Ferguson                                   68,085  (d)                 0.97%
      George E. Irwin                                      268,108  (e)                 3.80%
      Joseph A. Lobosco                                     86,762  (f)                 1.23%
      John L. Soldoveri                                    640,870  (g)                 9.12%
      Robert C. Soldoveri                                    4,680                      0.07%
      Alfred R. Urbano                                     223,993  (h)                 3.19%
      Charles J. Volpe                                      99,696  (i)                 1.42%
      David Waldman                                         35,234  (j)                 0.50%
      Erwin D. Knauer                                       74,299  (k)                 1.05%
      Naqi A. Naqvi                                         15,765  (l)                 0.22%
      All directors and executive officers
      as a group (13 in number including
      individuals named above).                          2,101,256  (a)-(m)            28.33%



     (*) Based on 7,021,102 shares issued and outstanding on December 31, 2002. Beneficially owned shares also includes shares (i) owned by a spouse, minor children or by relatives sharing the same home, (ii) owned by entities owned or controlled by the named person and (iii) with respect to which the named person has the right to acquire such shares within 60 days by the exercise of any right or option. In accordance with SEC beneficial ownership computation rules, the percentage of common stock beneficially owned by a person or group assumes the exercise of options held by such person or group but the nonexercise of options held by others.


(a) Includes 140,938 shares in IRA, 31,353 shares held by wife and 8,296 shares subject to stock options.

(b) Includes 130,309 shares subject to stock options, 13,261 shares in IRA and 41,725 shares held by wife.

(c) Includes 107,428 shares subject to stock options, 40,627 shares in 401K Plan; 5,832 shares in IRA and 5,548 shares held by wife.

(d)  Includes 7,588 shares subject to stock options and 606 shares held by wife.

(e) Includes 36,832 shares subject to stock options and 21,463 shares in 401K Plan.

(f) Includes 26,496 shares held by wife and 7,574 shares subject to stock options.

(g) Includes 107,501 shares held by wife, 19,092 shares in IRA and 5,124 shares subject to stock options.

(h)  Includes 8,648 shares subject to stock options.

(i) Includes 8,648 shares subject to stock options, 7,985 shares in IRA, 3,038 shares held through a partnership, and 1,825 shares held by wife.

(j) Includes 21,186 shares held in IRA, 11,952 shares held by wife, and 441 shares subject to stock options.

(k)  Includes  70,670  shares  subject to stock options and 2,281 shares in 401K
     Plan.

(l)  Includes  4,493  shares  subject to stock  options and 4,300 shares in 401K
     Plan.

(m) The total for all directors, director emeritus and executive officers includes 396,051 shares subject to stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports of Common Stock holdings and transactions with the SEC. During 2002 new federal legislation shortened the period within which most transactions were required to be reported, from ten days after the end of the calendar month in which the transactions occurred to two business days after the date on which it occurred. Based on Company records and other information, the Company believes the executive officer indicated in the following table failed to file on a timely basis one report he was required to file with respect to such transaction in 2002. The Company is not aware of any failure to file a required report.

     Name of Reporting Person   No. of Late Reports   No. of Transactions
     ----------------------------------------- ---------------------------------
     Naqi A. Naqvi                      1                      1

Relationship with Independent Public Accountants

     The Company has selected Grant Thornton LLP as its principal accountant for fiscal 2003. Grant Thornton LLP has acted as the Company's principal accountant since 1996. It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting and that the representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Stockholder Proposals

     Stockholders of publicly held companies make proposals from time to time for consideration by stockholders, although no such proposals have been made in the past for presentation to the Company's stockholders. Some proposals may be withdrawn by the proponent or are otherwise excludable. Any stockholder who intends to present a proposal at the 2004 annual meeting and wishes to have it included in the Company's proxy statement for that meeting must deliver the proposal to the Corporate Secretary at the above address not later than November 15, 2003. All proposals must meet the requirements set forth in SEC rules and regulations in order to be eligible for inclusion in the proxy statement for that meeting.


--------------------------------------------------------------------------------

                              ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

     The Board of Directors is divided into three classes whose terms expire at successive annual meetings. The number of directors in each class is to consist, as nearly as may be, of one-third of the number of directors constituting the whole Board. For the coming year the Board of Directors has fixed the total number of directors at ten. Three persons are to be elected at the Meeting for three-year terms, to succeed three of the present directors whose terms expire at the Meeting. The terms of the remaining seven directors will continue beyond the Meeting. The Board has proposed the following nominees, all of whom are members of the present Board, for election as directors at the Meeting:

     Nominees for Election as Directors with three-year terms expiring in 2006:

                                  M.A. Bramante
                               William T. Ferguson
                                  David Waldman

     The Board of Directors recommends a vote FOR the election of the above-named nominees for election as directors.

     Other nominations may be made pursuant to the Company's Bylaws, which require, among other things, advance written notice to the Company's Chairman of the Board. Any such nomination must be delivered or mailed not less than 14 days prior to the Meeting, that is, on or before April 1, 2003. However, if less than 21 days' notice of the Meeting is given to stockholders, then such nomination shall be mailed or delivered to the Chairman not later than the close of business on the seventh day after the day on which the Notice of Meeting was mailed.

     The Company's Bylaws permit the Board of Directors to increase the number of directors by not more than two members, and to fill the vacancies created by such increase, between annual meetings of stockholders. In the event of any such increase in the number of directors by the Board, the Board will fix the terms of the directors filling such vacancies so as to result in each class consisting, as nearly as may be, of one-third of the number of directors then constituting the increased Board. A director elected by the Board to fill a vacancy created in this manner will serve only until the next annual meeting of stockholders, at which time the stockholders will elect that director's successor for the succeeding term, or if applicable, for the remaining portion of the full term previously fixed by the Board. The Board has no present plans to make any such increase and fill vacancies before the Meeting.

     The persons named as proxies in the Proxy Card solicited by the Board will vote for the election of the nominees named in this Proxy Statement. If any nominee is unable to serve, either the Shares represented by all properly executed and unrevoked proxies will be voted to elect such substitute as the Board may recommend, or the size of the Board will be reduced to eliminate the vacancy. At this time the Board knows of no reason why any nominee would be unable to serve.

     The following pages describe the principal occupation, age as of the Record Date and certain other information about each nominee for election as a director at the Meeting and other directors whose terms of office will continue after the Meeting.

Nominees for Terms Expiring in 2006

     M. A. Bramante, a founding director of both the Company and Greater Community Bank since 1985. Member of Audit Committee, Executive Committee and Stock Option Committee. Retired orthodontist--formerly President of M.A. Bramante, DDS, P.A., 1960-1996. Age: 70.

     William T. Ferguson, a founding director of both the Company and Greater Community Bank since 1985. Member of Stock Option Committee. Vice President, Ted Car, Inc. (auto wholesaler) since 1977. Age: 60.

     David Waldman, a director of both the Company and Rock Community Bank since 1999. Member of the Audit Committee. Lawyer, President of Waldman, Renda & Mc Kinney, a Law Office. Age: 63.

Directors Whose Terms Will Expire in 2004

     Anthony M. Bruno, Jr., Chairman of the Board of Directors of the Company and Greater Community Bank since April, 2002. Director and Vice Chairman of the Company from 1995 until April, 2002; Director and Chairman of the Board of Bergen Commercial Bank since 1987; a founding director of the Company and Greater Community Bank in 1985, from which he resigned in 1987 when Bergen Commercial Bank was formed. He became a director again in 1998. Member of Executive Committee, Management Coordinating Committee and Insurance Committee. Member of Bruno, DiBello & Co. L.L.C./CPA. Minority partner in Anjo Realty, LLC (real estate investments). Mr. Bruno is a nephew of John L. Soldoveri, first cousin of Robert C. Soldoveri and C. Mark Campbell's brother-in-law. Age: 48.

     George E. Irwin, Director of both the Company and Greater Community Bank since 1987; President and Chief Executive Officer of the Company since 1999; President and Chief Operating Officer of the Company 1995-1999; Vice President of the Company, 1987-1995; President and Chief Executive Officer of Greater Community Bank since 1987; Executive Vice President, Treasurer and Senior Loan Officer of Greater Community Bank during 1986. Member of Executive Committee and Management Coordinating Committee. Age: 59.

     Alfred R. Urbano, Director of the Company and Greater Community Bank from 1986 through mid-1997 and from 1998 to the present. Member of the Executive Committee and Audit Committee. President, Rubicon Realty Corp. (real estate investments) since 1980. Age: 56.

Directors Whose Terms Will Expire in 2005

     C. Mark Campbell, Director and Executive Vice President of the Company since 1995; Director, President and Chief Executive Officer of Bergen Commercial Bank since 1987. Member of Management Coordinating Committee. Mr. Campbell is Mr. Bruno's brother-in-law. Age: 52.

     Joseph A. Lobosco, Director of both the Company and Greater Community Bank since 1990. Member of Insurance Committee. Retired in 1994 as Senior Partner of Lobosco Insurance Group, LLC (insurance agency) of which he had been a partner since 1961. Age: 68.

     Robert C. Soldoveri, Director of both the Company and Greater Community Bank since September 2001; President of Northeast Equipment Transportation, Inc., a Managing Member of Solan Management, LLC; owner of Whispering Pines Enterprises, LLC and a member of 754 Totowa Road Associates LLC. Mr. Soldoveri is John L. Soldoveri's son and Mr. Bruno's first cousin. Age: 49.

     Charles J. Volpe, Director of the Company since 1995; Director of Bergen Commercial Bank since 1987; Chairman of Audit Committee; Member of Executive Committee and Stock Option Committee. Chief Executive Officer, J.P. Patti Company (roofing). Age: 65.

Executive Officers

     The following table provides certain information about the Company's current executive officers.


                                                                                   Age as of            Year First Elected
            Name                                   Office                          Record Date           To Current Office
    ------------------------------ ------------------------------------------ ------------------- -----------------------------
        Anthony M. Bruno, Jr.        Chairman                                        48                      2002
        George E. Irwin              President and Chief Executive Officer           59                      1999
        C. Mark Campbell             Executive Vice President                        52                      1999
        Erwin D. Knauer              Executive Vice President                        57                      1999
        Naqi A. Naqvi                Treasurer and Chief Financial Officer           46                      1987


     See above for additional information about the business backgrounds of Messrs. Bruno, Campbell and Irwin, who are directors of the Company.

     Before joining the Company as Executive Vice President in 1999, Mr. Knauer was President of The Ramapo Bank of Wayne, New Jersey and a director and senior vice president of its parent, Ramapo Financial Corporation.

     Mr. Naqvi has served as Treasurer and Chief Financial Officer of the Company and Greater Community Bank for more than sixteen years.

--------------------------------------------------------------------------------

                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

--------------------------------------------------------------------------------

Summary Compensation Table

     The following table summarizes compensation during the years ended December 31, 2002, 2001 and 2000 earned by or awarded to the Company's Chief Executive Officer and its other executive officers whose total annual salary and bonus in 2002 exceeded $100,000.

                                                                                                            Long Term
                                                                      Annual Compensation                  Compensation
                                                                      -------------------                  ------------

             Name and Principal                                                          Other Annual       Stock Options
             Position in 2002                        Year    Salary($)   Bonus ($)(1)   Compensation ($)   Awarded (#) (2)
---------------------------------------------        ----    ---------   ------------   ----------------   ---------------

ANTHONY M. BRUNO, Jr                                 2002           --        --           74,300                 --
Chairman of the Company,  Greater Community          2001           --        --           60,200              2,250
Bank and Bergen Commercial Bank                      2000           --        --           46,400                 --

GEORGE E. IRWIN                                      2002      231,500    15,000          117,376                 --
President and CEO of the Company and Greater         2001      220,500    50,000          388,999                 --
Community Bank                                       2000      210,000        --           96,206                 --

C. MARK CAMPBELL                                     2002      187,300    12,500           73,636                 --
Executive Vice President of the Company and          2001      178,275    37,500           64,689                 --
President and CEO of Bergen Commercial Bank          2000      169,785        --           59,679                 --

ERWIN D. KNAUER
Executive Vice President of the Company and          2002      187,200    12,500           38,360                 --
President and CEO of Greater Community               2001      178,275    37,500           33,757              55,125
Services, Inc.                                       2000      169,785        --           20,209                 --

NAQI A. NAQVI
Treasurer and CFO of the Company. Vice
President and  Treasurer of Greater Community        2002      100,000        --           23,572              2,100
Bank and Vice President and Secretary of             2001       95,000        --           20,270                 --
Greater Community Services, Inc.                     2000       80,000        --           27,829                 --

(1)  Bonus amounts reflect year earned regardless of year of payment.

(2) The numbers of shares underlying stock options awarded have been adjusted to reflect subsequently paid stock dividends.

(3) Primarily represents fees paid for attending meetings of the Board of Directors of the Company, Greater Community Bank and Bergen Commercial Bank and their respective committees. Also includes stipends aggregating $15,000 for each year.

(4) Includes employer contributions to 401K Plan ($31,560 for 2002, $26,357 for 2001 and $25,935 for 2000), auto allowances ($10,800 for each year), accruals under Supplemental Executive Retirement Plan ($75,016 for 2002, $62,074 for 2001 and $54,451 for 2000), and income realized upon exercise of stock options ($-0- for 2002, $289,783 for 2001 and $5,020 for 2000).

(5) Includes auto allowances ($10,800 for each year), accrual under Supplemental Executive Retirement Plan ($31,276 for 2002, $27,532 for 2001 and $24,150 for 2000), and employer contributions to 401K Plan ($31,560 for 2002, $26,357 for 2001 and $24,729 for 2000).

(6) Includes auto allowances ($10,800 for each year) and employer contributions to 401K Plan ($27,560 for 2002, $22,957 for 2001 and $9,409 for 2000).

(7) Includes auto allowances ($4,200 for each year), employer contribution to 401K Plan ($13,360 for 2002, $12,707 for 2001 and $11,568 for 2000), and
     compensation realized on exercise of stock options ($6,012 for 2002, $3,300 for 2001 and $12,061 for 2000).


Executive Committee Report on Executive Compensation

     The following Report of the Executive Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graph by reference therein.

     The Executive Committee of the Board of Directors acts as the Board's Compensation Committee and has furnished the following report on executive compensation for 2002.

     All of the Company's executive officers are also executive officers of one or more of its subsidiaries. These executive officers devote a substantial portion of their time to and receive their salary and bonuses, where applicable, from such subsidiaries. The banking subsidiaries each have Personnel and/or Compensation Committees that make recommendations to their respective Boards of Directors. The compensation of the President and CEO of each bank subsidiary and Greater Community Services, Inc. are subject to review and approval by the Company's Board of Directors.

     The Executive Committee members who are not "outside" directors, namely Messrs. Bruno, Campbell and Irwin, do not vote on issues relating to their own compensation, and neither Mr. Campbell nor Mr. Irwin votes on issues relating to the other's compensation. The Board of Directors intends to create a separate compensation committee during 2003 comprised solely of independent directors.

     The Company's policy with respect to executive compensation is one which seeks to compensate its executives fairly and adequately for their responsibilities, taking into account (i) the performance and profitability of the operating unit for which the executive is responsible (except in the case of the Company's Chief Executive Officer, who in addition to the performance and profitability of the bank subsidiary for which he is responsible, is responsible for the profitability of the Company as a whole), (ii) the profitability of the Company as a whole and (iii) prevailing levels of compensation for executives of other institutions in New Jersey with comparable responsibilities and experience. Confidential surveys of trade organizations are utilized to assess the competitive market place generally and peer groups specifically. It is the Company's goal to remain competitive in an expanding financial services market and to enhance shareholder value by retaining experienced, productive executives. The Committee also considers performance relative to budgetary targets approved by the Company's Board and the Board of each operating subsidiary.

     In fixing executive compensation, the Committee takes into consideration the total compensation and benefit packages of the executives including insurance programs, the Company's matching contribution to its 401K Plan, the Supplemental Executive Retirement Plans (SERPs) adopted in 1999 for the CEOs of Greater Community Bank and Bergen Commercial Bank and options granted by the Company's Stock Option Committee under its Stock Option Plans for employees. The value and number of such options are considered by the Committee as part of its long-term compensation strategy aimed at more directly relating overall executive compensation to increased shareholder values.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.


                            Greater Community Bancorp
                               Executive Committee
                  -------------------------------------------
                         Anthony M. Bruno, Jr., Chairman
                                 George E. Irwin
                                C. Mark Campbell
                                  M.A. Bramante
                                Alfred R. Urbano
                                Charles J. Volpe

Performance Graph

     The line graph below compares the annual percentage change in the cumulative return to the holders of the Company's common stock with the cumulative return of the Nasdaq Financial Institutions and the Nasdaq Bank Stock Indices for the five-year period ending on December 31, 2002. The graph assumes a $100 investment on December 31, 1997 and reinvestment of all dividends in the Company's common stock or index, as applicable. The information contained in the performance graph does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graph by reference therein. The stock price performance on the graph is not necessarily indicative of future stock price performance.

        [LETTERHEAD GREATER COMMUNITY BANCORP PERFORMANCE GRAPH OMITTED]

Aggregated Option Exercises and Year-end Option Values

     Options were granted to Naqi A. Naqvi in 2002 and he exercised previously granted options in 2002. The following table sets forth information with respect to Mr. Naqvi's exercise of stock options during 2002 and unexercised options held by the named executive officers on December 31, 2002.



                                                                Number of Shares
                                                             Underlying Unexercised       Dollar Value of Unexercised
                                                                   Options at                     In-the-Money
                                                                 Fiscal Year End         Options at Fiscal Year End (1)
                                                                 ---------------         ------------------------------
                              # of Shares
                              Acquired on       Value           Exercisable (E)/                Exercisable (E)/
              Name              Exercise     Realized ($)       Unexercisable (U)              Unexercisable (U)
    ----------------------    -----------    ------------       -----------------              -----------------
                                                                   112,220  (E)                $1,134,753  (E)
     Anthony M. Bruno, Jr.         -              -                 37,061  (U)                   369,351  (U)
                                                                    21,740  (E)                  $211,953  (E)
     George E. Irwin               -              -                 30,186  (U)                   300,184  (U)
                                                                    92,335  (E)                  $926,727  (E)
     C. Mark Campbell              -              -                 30,188  (U)                   300,205  (U)
                                                                    47,490  (E)                  $365,292  (E)
     Erwin D. Knauer               -              -                 68,410  (U)                   542,857  (U)
                                                                     3,014  (E)                   $23,839  (E)
     Naqvi A. Naqi                665           6,012                4,068  (U)                    21,600  (U)



     (1) All unexercised options held by the named individuals were "in-the-money" at the end of 2002. The year-end values of such options have been calculated as the difference between (a) $15.855, the value of shares subject to such options using the mean between the closing bid and asked prices per share of the Common Stock on December 31, 2002, as quoted by the NASDAQ National Market, and (b) the aggregate price payable on exercise of the options.

Supplemental Executive Retirement Plans

     The Company, Bergen Commercial Bank and Greater Community Bank maintain Supplemental Executive Retirement Plans ("SERPs"). The SERPs are designed to provide to Messrs. Campbell and Irwin, as Presidents of the Company's principal bank subsidiaries, a benefit equal to the difference between (i) 70% of their respective highest average three consecutive years of annual salary at retirement and (ii) the benefits in fact provided from the respective subsidiary bank's funding of tax-qualified retirement plans (such as the 401K Plan). Under the SERPs, the amount of benefit to which each executive would be entitled has been actuarially determined to be $111,989 for Mr. Campbell and $98,913 for Mr. Irwin upon retirement at age 65. The benefits will be paid over 15 years. Each bank established a rabbi trust which purchased life insurance policies on each executive's life in order to ensure that the bank can satisfy its obligation under the SERPs. Each bank makes annual contributions, in an amount equal to the expense accrual under the SERPs, into a secular trust for the benefit of each executive. In the event of the executive's termination of employment within 36 months of a change in control of the bank, the bank is required to make contributions to the secular trust from its general assets or from the assets held by the rabbi trust which, when added to the remaining assets in the secular trust, are sufficient to fund the supplemental retirement income benefit.

Certain Agreements


     In 1998 the Company and Greater Community Bank entered into an agreement to continue Mr. Irwin's employment as President and Chief Operating Officer of the Company and President and Chief Executive Officer of Greater Community Bank. The agreement provided for an initial term of two years at an annual base salary of not less than $170,000, plus an auto allowance of not less than $900 per month and certain other benefits. Thereafter Mr. Irwin was appointed as the Company's Chief Executive Officer.

     In 1998 the Company and Bergen Commercial Bank entered into an agreement to continue Mr. Campbell's employment as Executive Vice President of the Company and President and Chief Executive Officer of Bergen Commercial Bank. The agreement provided for an initial term of two years at an annual base salary of not less than $154,000, plus an auto allowance of not less than $900 per month and certain other benefits.

     The annual base salaries under the agreements with Messrs. Irwin and Campbell may be increased during the terms of the agreements. Both agreements provide for automatic annual renewals on the anniversary of the effective date for additional two-year terms. In the event of a termination of employment without "just cause", either officer would be entitled to receive as a severance benefit a continuation of his then base salary for the remaining term of his agreement, including any extensions or renewals. The severance benefit is not payable during a time the officer competes with the Company or his bank employer in the manner and within the geographical area described in the agreement. The noncompetition covenants also apply if the officers voluntarily terminate their employment. In the event of certain terminations of employment within twelve months after a "change of control" of the Company or the officer's bank employer, those officers are generally entitled to receive twice their base annual compensation less amounts paid after the change of control occurs.

     In 1999 the Company entered into an agreement with Erwin D. Knauer to employ him as Executive Vice President of the Company and as President and CEO of the Company's nonbank subsidiary Greater Community Services, Inc. Mr. Knauer's employment agreement has no stated term and is "at will." In the event of a termination of Mr. Knauer's employment without his consent and without "just cause" within 12 months after a "change of control" of the Company, Mr. Knauer is generally entitled to be paid twice his base annual compensation less base compensation paid after the change of control occurs. Mr. Knauer is also entitled to such benefits if he voluntarily terminates his employment within twelve months after a change of control, if he is required to move his personal residence, if his new duties and responsibilities are substantially inconsistent with those normally associated with his position and/or title at the time the change of control occurs, or if his responsibilities or authority are materially reduced.


                                            GREATER COMMUNITY BANCORP

Totowa, New Jersey                          /s/ Jeannette Chardavoyne
March 14, 2003                              ---------------------------------
                                            Jeannette Chardavoyne, Secretary

                                REVOCABLE PROXY
                           Greater Community Bancorp

                    [X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                 Annual Meeting of Shareholders April 15, 2003

          This proxy is solicited on behalf of the Board of Directors


     The undersigned shareholder of Greater Community Bancorp (the "Company") hereby appoints Toby W. Giardiello, Naqi A. Naqvi and Todd Suler as proxies, such persons being duly appointed by the Board of Directors with the power to appoint an appropriate substitute to cast all votes that the undersigned shareholder is entitled to cast at the annual meeting of shareholders (the "Annual Meeting") to be held at 4:00 p.m. Eastern Time on Tuesday, April 15, 2003 at 55 Union Boulevard, Totowa, NJ 07512 and any adjournments thereof, upon the following matters. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.

                                With-                For All
         For                    hold                 Except
         [ ]                     [ ]                   [ ]


     1. To elect three directors for a three-year term (except as marked to the contrary below):

        Nominees:

        M.A. Bramante            William T. Ferguson         David Waldman

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's name in the space provided below.

     2. The proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments of the Annual Meeting in accordance with the determination of a majority of the Company's Board of Directors.

          Please check box if you plan to attend the April 15, 2003 Annual Meeting. [ ]


     This proxy will be voted as directed by the undersigned shareholder. Unless contrary instructions are given, this proxy will be voted FOR the election of the nominees listed in Proposal 1 and in accordance with the determination of a majority of the Company's Board of Directors as to any other matters. The above undersigned shareholder may revoke this proxy at any time before it is exercised by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The above signed shareholder hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

          Please be sure to sign and date this Proxy in the box below.

                       ------------------------------------
                                      Date

                       ------------------------------------
                             Stockholder sign above

                       ------------------------------------
                         Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.

                           Greater Community Bancorp

     Please date and sign exactly as your name(s) appear(s) hereon. Each executor, administrator, trustee, guardian, attorney-in-fact, and any other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.

     If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

          PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.


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